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                                                                   EXHIBIT 10.03


                   AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

      This Amendment No. 2 ("Amendment") to Stock Purchase Agreement is dated February 11, 1999 and is entered into by and between Palisades Capital Inc. a California corporation ("Buyer"), Charles Beilman, an individual ("Seller") and the Entertainment Universe, Inc. a California corporation ("Entertainment Universe"). This Amendment to Stock Purchase Agreement ("Agreement") amends the original Stock Purchase Agreement between the parties dated October 1, 1998 as amended by Amendment to Stock Purchase Agreement dated as of December, 1998.

      The Agreement is hereby amended as follows:

      1. Section 1.02(a) of the Agreement, as presently existing, is hereby deleted and the following substituted therefor:

            "Buyer shall pay to Seller the sum of $2,000,000 as follows:

            (i) $255,000, receipt of which is hereby acknowledged by Seller; and either (ii) or (iii) below at the discretion of Buyer;

            (ii) $250,000 on or before February 19, 1999, and the balance of $1,495,000 on or before April 30, 1999; or

            (iii) $1,745,000 on or before February 26, 1999.

      2. Section 1.02(b) of the Agreement as presently existing is hereby deleted and the following substituted therefor:

            "Buyer contemplates the acquisition of control of a public company ("Public Company") whose shares are traded on the Electronic Bulletin Board operated by the National Association of Securities Dealers, Inc. Seller has agreed to reduce the balance of the cash purchase price for the shares of CD Universe as previously set forth in Section 1.02(a) from $4,000.000 to $2,000,000. In consideration, therefore, and in consideration of the other terms of this Amendment, Seller shall be issued shares in the Public Company equal to
(i) 1,500,000 shares plus (ii) the greater of 1,000,000 shares or shares of the Public Company having a value of $3,000,000. The number of shares to be issued shall be valued based upon the average of the closing bid prices of the shares of the Public Company, as reported on the Electronic Bulletin Board for the first 20 trading days after CD Universe has been merged with or acquired by the public shell. Such shares will be issued as soon as possible following the acquisition of control of the Public Company, in accordance with applicable securities laws.
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      3. Section 1.02(g)(i) shall provide that Seller shall sell 100% of the outstanding shares in CD Universe pursuant to the Amendment. In addition, the second paragraph of the Agreement on Page 1 shall reflect that this Agreement is for 100% of all outstanding shares of the common stock of CD Universe.

      4. Section 7.10 to the Agreement, as presently existing is deleted and the following substituted therefor: "Palisades Capital, Inc. as of the date of this Amendment, hereby assigns for rights under this Agreement and delegates its duties and obligations under this Agreement to the Entertainment Universe, Inc. a California corporation.

      5. In all other respects the Agreement remains unchanged and in full force and effect as of the date hereof.

      IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereby on the date first written above.


                                              PALISADES CAPITAL INC.

                                              By:
                                                  ------------------------------
                                                  Brad Greenspan, President


                                              CD UNIVERSE, INC.

                                              By: /s/ Charles Beilman
                                                  ------------------------------
                                                  Charles Beilman, President and
                                                  Charles Beilman an individual


                                              THE ENTERTAINMENT UNIVERSE, INC.

                                              By:
                                                  ------------------------------
                                                  Brad Greenspan, Chairman